EXHIBIT 99.1



       CERTIFICATION PURSUANT TO 18 U.S.C. 1350 ADOPTED
   PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



The   undersigned  hereby  certify,  pursuant  to   18   U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K for the year period ended December 31, 2002 of HemaCare Corporation (the "Company") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in such report.

Very truly yours,


/s/ Judi Irving
----------------------
Judi Irving
Chief Executive Officer


/s/ David Fractor
-----------------------
David Fractor
Chief Financial Officer

Dated:  March 27, 2003


A signed original of this written statement required by Section
906 has been provided to HemaCare Corporation and will be retained by HemaCare Corporation and furnished to the Securities and Exchange Commission or its staff upon request.